24(b)(15)(a)

                                POWER OF ATTORNEY

     I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                TITLE            DATE
-------------------------------------   --------   ------------------


/s/ James R. Boyle                      Director   September 30, 2009
-------------------------------------
James R. Boyle

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                TITLE       DATE
---------                               --------   -------


/s/ Marc Costantini                     Director   9/18/09
-------------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
---------                               --------   -------------


/s/ Steven A. Finch                     Director   Sept 21, 2009
-------------------------------------
Steven A. Finch

                                POWER OF ATTORNEY

     I, Scott Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE       DATE
---------                               --------   ------------------


/s/ Scott Hartz                         Director   September 30, 2009
-------------------------------------
Scott Hartz

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE      DATE
---------                               --------   -------


/s/ Katherine MacMillan                 Director   9/21/09
-------------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Hugh McHaffie, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE           DATE
---------                               --------   ------------------


/s/ Hugh McHaffie                       Director   September 30, 2009
-------------------------------------
Hugh McHaffie

                                POWER OF ATTORNEY

     I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE           DATE
---------                               --------   ------------------


/s/ Rex Schlaybaugh, Jr.                Director   September 30, 2009
-------------------------------------
Rex Schlaybaugh, Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     AnnuityNote Series 4 Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-_____

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective September 30, 2009, and remains in effect until revoked or revised.

SIGNATURE                                 TITLE      DATE
---------                               --------   -------


/s/ Diana Scott                         Director   9/18/09
-------------------------------------
Diana Scott